11. SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
11. SUBSEQUENT EVENTS

During the quarter ended March 31, 2015, we had a subscription agreement to sell an aggregate of 4.0 million shares of our common stock and warrants to purchase an additional 2.0 million shares, for an aggregate purchase price of $720,000 in a private placement. For the quarter ended, we consummated the sale of 2.5 million shares of common stock and warrants to purchase an additional 1.25 million shares, for a total of $450,000. In April, 2015, the remainder of the subscription agreement was consummated and a total of 1.5 million shares of our common stock and warrants to purchase an additional 750,000 shares, for an aggregate purchase price of $270,000.

On April 10, 2015, Tonaquint elected to convert an additional $50,000 of the outstanding balance of the Company’s secured note into shares of common stock, but the Company exercised its right to deliver cash in lieu of shares. On April 22, 2015, Tonaquint converted an additional $50,000 of the outstanding balance into 478,240 shares of common stock. On May 4, 2015, the Company further amended the terms to extend the maturity until July 10, 2015 and, as a result, Tonaquint has the right to convert an additional $150,000 of the outstanding balance into shares of common stock.

On April 21, 2015, the Company issued 4,720,883 shares of common stock, in conjunction with conversion of approximately $493,356 in outstanding principal and accrued interest on the senior convertible note held by Magna, leaving a principal balance of approximately $304,000.

Between April 1, 2015 and May 8, 2015, the Company issued 1,250,000 shares of its common stock upon exercise of outstanding warrants at $0.10455 per share, for cash proceeds of approximately $131,000.

Between January 1, 2015 and March 25, 2015, we received approximately $17,000 from the Company’s officers as short-term advances.

On February 2, 2015, we received $70,000 from an investor as a deposit for the purchase of LuViva devices for exportation. As of March 25, 2015, negotiation of a definitive purchase agreement was on-going.

On March 16, 2015 and March 19, 2015, the Company entered into subscription agreements with certain accredited investors, pursuant to which we agreed to sell an aggregate of 4.0 million shares of our common stock and warrants to purchase an additional 2.0 million shares, for an aggregate purchase price of $720,000 in a private placement not involving a public offering under Section 4(a)(2) of the Securities Act. As of March 19, 2015, the Company had consummated $320,000 of the total transaction and we expect to consummate the remainder by the end of the first quarter of 2015. The warrants are immediately exercisable, have an exercise price per share of $0.255 and expire three years from the date of issuance.

On March 10, 2015, the Company amended the Tonaquint note to extend the maturity until May 10, 2015. During the extension, interest will accrue on the note at a rate of the lesser of 18% per year or the maximum rate permitted by applicable law. In addition, while the note remains outstanding, Tonaquint will have the right to convert up to $150,000 of the outstanding balance of the note into shares of the Company’s common stock, at a conversion price per share equal to the lower of (1) $0.25 and (2) 75% of the lowest daily volume weighted average price per share of the common stock during the five business days prior to conversion. If the conversion price would be lower than $0.15 per share, the Company has the option of delivering the conversion amount in cash in lieu of shares.